ASSETS AND LIABILITIES (Details 5) - USD ($)	Sep. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Assets And Liabilities Details 5
Prepaid insurance	$ 97,237	$ 27,816
Prepaid inventory	127,000	0
Merchant net settlement reserve receivable	228,855	0
Prepaid consulting and other expenses	50,580	25,462
Prepaid consulting and other service stock-based compensation expenses (see Note 8)	675,540	0
Total	$ 1,179,212	$ 53,278	$ 55,024